Exhibit 10.57

EXECUTION VERSION

SECOND LIEN PLEDGE AND SECURITY AGREEMENT

dated as of August 18, 2014

between

EACH OF THE GRANTORS PARTY HERETO

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Collateral Agent

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9.2	Application of Proceeds	30
9.3	Sales on Credit	30
9.4	Investment Related Property	31
9.5	Grant of Intellectual Property License	31
9.6	Intellectual Property	31
9.7	Cash Proceeds; Deposit Accounts	33

SECTION 10.	COLLATERAL AGENT; INTERCREDITOR AGREEMENT	33

SECTION 11.	CONTINUING SECURITY INTEREST; TRANSFER OF LOANS	34

SECTION 12.	STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM	34

SECTION 13.	MISCELLANEOUS	34

SCHEDULES:

SCHEDULE 5.1 — GENERAL INFORMATION

SCHEDULE 5.2 — COLLATERAL IDENTIFICATION

SCHEDULE 5.4 — FINANCING STATEMENTS

SCHEDULE 5.6 — CONSENTS

EXHIBITS:

EXHIBIT A — PLEDGE SUPPLEMENT

EXHIBIT B — UNCERTIFICATED SECURITIES CONTROL AGREEMENT

EXHIBIT C — SECOND LIEN TRADEMARK SECURITY AGREEMENT

EXHIBIT D — SECOND LIEN PATENT SECURITY AGREEMENT

EXHIBIT E — SECOND LIEN COPYRIGHT SECURITY AGREEMENT

ii

This SECOND LIEN PLEDGE AND SECURITY AGREEMENT, dated as of August 18, 2014 (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), between Alion Science and Technology Corporation, a Delaware corporation (the “Borrower”), and each of the subsidiaries of the Borrower party hereto from time to time, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (together with Borrower, each a “Grantor”), and Wilmington Trust, National Association, as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, together with its successors and permitted assigns, the “Collateral Agent”).

RECITALS:

WHEREAS, reference is made to that certain Second Lien Credit and Guaranty Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Credit Agreement”), by and among the Borrower, the other Grantors, the lenders and agents party thereto from time to time and Wilmington Trust, National Association, as administrative agent (in such capacity as administrative agent, together with its successors and permitted assigns, the “Second Lien Administrative Agent”);

WHEREAS, reference is made to that certain Credit Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”), by and among the Borrower, the other Grantors, the lenders and agents party thereto from time to time and Wells Fargo Bank, N.A., as administrative agent;

WHEREAS, in consideration of the extensions of credit and other accommodations of the Second Lien Secured Parties (as defined in the Intercreditor Agreement referred to herein) as set forth in the respective Second Lien Documents (as defined in the Intercreditor Agreement referred to herein), each Grantor has agreed to secure such Grantor’s obligations under the Second Lien Documents (as defined in the Intercreditor Agreement) and such Grantor’s other Second Lien Obligations as set forth herein;

WHEREAS, contemporaneously with the execution of this Agreement, each Grantor has agreed to secure the First Lien Obligations (as defined in the Intercreditor Agreement) by granting a security interest in substantially all of its assets to the Collateral Agent for the benefit of the First Lien Secured Parties (as defined in the Intercreditor Agreement) pursuant to the First Lien Security Documents (as defined in the Intercreditor Agreement); and

WHEREAS, contemporaneously with the execution of this Agreement, each Grantor has agreed to secure the Third Lien Obligations (as defined in the Intercreditor Agreement) by granting a security interest in substantially all of its assets to the Collateral Agent for the benefit of the Third Lien Secured Parties (as defined in the Intercreditor Agreement) pursuant to the Third Lien Security Documents (as defined in the Intercreditor Agreement).

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, each Grantor and the Collateral Agent agree as follows:

SECTION 1.                         DEFINITIONS; GRANT OF SECURITY.

1.1                               General Definitions.  In this Agreement, the following terms shall have the following meanings:

“Additional Grantor” shall have the meaning assigned in Section 7.2.

“Agreement” shall have the meaning set forth in the preamble.

“Assigned Agreements” shall mean all agreements and contracts to which such Grantor is a party as of the date hereof, or to which such Grantor becomes a party after the date hereof, including, without limitation, each Material Contract, as each such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Second Lien Documents.

“Assignment of Claims Act” shall mean, collectively, the Assignment of Claims Act of 1940, as amended, any applicable rules, regulations and interpretations issued pursuant thereto, any amendments to any of the foregoing, and any similar state and local statutes and regulations, if applicable.

“Borrower” shall have the meaning set forth in the recitals.

“Cash Proceeds” shall have the meaning assigned in Section 9.7.

“Collateral” shall have the meaning assigned in Section 2.1, subject to the limitations set forth in Section 2.2.

“Collateral Account” shall mean any account established by the Collateral Agent for the purpose of holding proceeds of Collateral.

“Collateral Agent” shall have the meaning set forth in the preamble.

“Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Control” shall mean:  (1) with respect to any Deposit Accounts, control within the meaning of Section 9-104 of the UCC, (2) with respect to any Securities Accounts, Security Entitlements, Commodity Contract or Commodity Account, control within the meaning of Section 9-106 of the UCC, (3) with respect to any Uncertificated Securities, control within the meaning of Section 8-106(c) of the UCC, (4) with respect to any Certificated Security, control within the meaning of Section 8-106(a) or (b) of the UCC, (5) with respect to any Electronic Chattel Paper, control within the meaning of Section 9-105 of the UCC, (6) with respect to Letter of Credit Rights, control within the meaning of Section 9-107 of the UCC and (7) with respect to any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), control within the meaning of Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in the jurisdiction relevant to such transferable record.

“Copyright Licenses” shall mean any and all agreements, licenses and covenants providing for the granting of any right in or to any Copyright or otherwise providing for a covenant not to sue for infringement or other violation of any Copyright (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 5.2(II) under the heading “Copyright Licenses” (as such Schedule may be amended or supplemented from time to time).

“Copyrights” shall mean all United States, and foreign copyrights, including but not limited to copyrights in software, databases, designs (including but not limited to industrial designs, Protected Designs within the meaning of 17 U.S.C. 1301 et. seq. and Community designs), and Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, as well as all moral rights, reversionary interests, and termination rights, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 5.2(II) under the heading “Copyrights” (as such Schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof and (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto.

“Disregarded Domestic Subsidiary” shall mean any direct or indirect Domestic Subsidiary so long as such Domestic Subsidiary is a disregarded entity for federal income tax purposes and has no material assets other than Equity Interests of one or more Foreign Subsidiaries.

“Domestic Subsidiary” shall mean any Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia.

“DPT LLC Interests” shall mean the Borrower’s interests in Dynamic Power Technologies, LLC, a Pennsylvania limited liability company.

“Excluded Asset” shall mean any asset of any Grantor excluded from the security interest hereunder by virtue of Section 2.2 hereof but only to the extent, and for so long as, so excluded thereunder.

“Federal Assignment of Claims Act” shall mean, collectively, the Assignment of Claims Act of 1940, as amended, any applicable rules, regulations and interpretations issued pursuant thereto, and any amendments to any of the foregoing.

“Foreign Subsidiary” shall mean any Subsidiary that is (i) treated as a “controlled foreign corporation” within the meaning of Section 957 of the Internal Revenue Code or (ii) a Subsidiary of any entity described in clause (i).

“Government Contract” shall mean any prime contract between the United States of America or any department, agency or instrumentality of the United States of America and a Grantor.

“Grantors” shall have the meaning set forth in the preamble.

“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.

“Intellectual Property” shall mean the Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, Trade Secrets, and Trade Secret Licenses, and the right to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment thereof, including the right to receive all Proceeds therefrom, including without limitation license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto.

“Intellectual Property Security Agreement” shall mean each intellectual property security agreement executed and delivered by the applicable Grantors, substantially in the form set forth in Exhibit C, Exhibit D and Exhibit E, as applicable.

“Intercreditor Agreement” shall mean the Intercreditor Agreement dated as of August 18, 2014 among the Grantors, the Collateral Agent and the Secured Debt Representatives (as defined therein) from time to time party thereto.

“Investment Accounts” shall mean the Collateral Account, Securities Accounts, Commodity Accounts and Deposit Accounts.

“Investment Related Property” shall mean:  (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.

“Material Intellectual Property” shall mean any Intellectual Property included in the Collateral that is material to the business of any Grantor or is otherwise of material value.

“Patent Licenses” shall mean all agreements, licenses and covenants providing for the granting of any license right in or to any Patent or otherwise providing for a covenant not to sue for infringement or other violation of any Patent (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 5.2(II) under the heading “Patent Licenses” (as such Schedule may be amended or supplemented from time to time).

“Patents” shall mean all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, without limitation: (i) each patent and patent application referred to in Schedule 5.2(II) under the heading “Patents” (as such Schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all patentable inventions and improvements thereto, (iv) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Pledge Supplement” shall mean any supplement to this Agreement in substantially the form of Exhibit A.

“Pledged Debt” shall mean, subject to Section 2.2, all indebtedness for borrowed money owed to such Grantor, whether or not evidenced by any Instrument, including, without limitation, all indebtedness described on Schedule 5.2(I) under the heading “Pledged Debt” (as such Schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments, if any, evidencing such any of the foregoing, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

“Pledged Equity Interests” shall mean, subject to Section 2.2, all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and any other participation or interests in any equity or profits of any business entity including, without limitation, any trust and all management rights relating to any entity whose Equity Interests are included as Pledged Equity Interests.

“Pledged LLC Interests” shall mean, subject to Section 2.2, all interests in any limited liability company and each series thereof including, without limitation, all limited liability company interests listed on Schedule 5.2(I) under the heading “Pledged LLC Interests” (as such Schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and all rights as a member of the related limited liability company.

“Pledged Partnership Interests” shall mean, subject to Section 2.2, all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 5.2(I) under the heading “Pledged Partnership Interests” (as such Schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and all rights as a partner of the related partnership.

“Pledged Stock” shall mean, subject to Section 2.2, all shares of capital stock owned by such Grantor, including, without limitation, all shares of capital stock described on Schedule 5.2(I) under the heading “Pledged Stock” (as such Schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

“Receivables” shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

“Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors, secured parties or agents thereof, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

“Regulatory Exception” shall mean any action that could reasonably be expected to result in a violation of any provision of federal, state, or local law or regulation applicable to any Grantor or Subsidiary of a Grantor, any order, writ, judgment, injunction or decree of any court or other Governmental Authority binding on any Grantor or Subsidiary of a Grantor, or any contract between a Grantor or Subsidiary of a Grantor with any Governmental Authority (including any such agreement that limits sharing of any information) other than any such contracts entered into for purposes of avoiding compliance with any representation and warranty, covenant or other provision in this Agreement.  In the event that a Government Contract contains restrictions on disclosure of classified information (as that term is defined in the National Industrial Security Program Operating Manual (DoD 5220.22-M)), information identified on a DD Form 254, or a clause such as DFARS 252.204-7004, and such information is required in order to complete the notices and assignment of such Government Contract pursuant to the Federal Assignment of Claims Act and such Government Contract requires government approval for release of the information by the Grantor or a Subsidiary of Grantor outside of the Grantor or a Subsidiary of Grantor, the Grantor or Subsidiary of Grantor will promptly undertake the procedures set forth in the Government Contract, applicable government regulation or guidance, or clause, to request the required government approval for such disclosure.  In the event Collateral Agent or Grantor seeks to file a Notice of Assignment and the Instrument of Assignment with the federal government pursuant to the Assignment of Claims Act with respect to a Government Contract, the Grantor agrees to cooperate with the Collateral Agent to submit such Notice of Assignment and Instrument of Assignment to the federal government.  If pursuant to Federal Acquisition Regulation (“FAR”) 52.232-23(c), submission of such Notice of Assignment and Instrument of Assignment requires the disclosure of classified information, the Grantor agrees to immediately seek the authorization of the contracting officer with authority for the contract as set forth in FAR 52.232-23(c) in order to effect the filing of such Notice of Assignment.

“Revolving Credit Agreement” shall have the meaning set forth in the recitals.

“Second Lien Administrative Agent” shall have the meaning set forth in the recitals.

“Second Lien Credit Agreement” shall have the meaning set forth in the recitals.

“Second Lien Documents” shall mean the “Second Lien Documents” as defined in the Intercreditor Agreement.

“Second Lien Event of Default” shall mean any event or condition that, under the terms of any credit agreement, indenture or other agreement governing any Series of Second Lien Debt (as defined in the Intercreditor Agreement) causes, or permits holders of Second Lien Debt outstanding thereunder (with the giving of notice or the lapse of time, or both, to the extent applicable) to cause, the Second Lien Debt outstanding thereunder to become immediately due and payable.

“Second Lien Obligations” shall mean the “Second Lien Obligations” as defined in the Intercreditor Agreement.

“Second Lien Security Documents” shall mean the “Second Lien Security Documents” as defined in the Intercreditor Agreement.

“Secured Obligations” shall have the meaning assigned in Section 3.1.

“Secured Parties” shall mean the “Second Lien Secured Parties” as defined in the Intercreditor Agreement.

“Trademark Licenses” shall mean any and all agreements, licenses and covenants providing for the granting of any right in or to any Trademark or otherwise providing for a covenant not to sue for infringement, dilution or other violation of any Trademark or permitting co-existence with respect to a Trademark (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 5.2(II) under the heading “Trademark Licenses” (as such Schedule may be amended or supplemented from time to time).

“Trademarks” shall mean all United States, and foreign trademarks, trade names, trade dress, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, whether or not registered, and with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 5.2(II) under the heading “Trademarks”(as such Schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to the related goodwill, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Trade Secrets” shall mean all trade secrets whether or not the foregoing has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to the foregoing, and with respect to any and all of the foregoing: (i) the right to sue or otherwise recover for any past, present and future misappropriation or other violation thereof and (ii) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto.

“Trade Secret Licenses” shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 5.2(II) under the heading “Trade Secret Licenses” (as such Schedule may be amended or supplemented from time to time).

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

“United States” shall mean the United States of America.

1.2                               Definitions; Interpretation.

(a)                                 In this Agreement, the following capitalized terms shall have the meaning given to them in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof): Account, Account Debtor, As-Extracted Collateral, Bank, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Account, Commodity Contract, Commodity Intermediary, Consignee, Consignment, Consignor, Deposit Account, Document, Entitlement Order, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Health-Care-Insurance Receivable, Instrument, Inventory, Letter of Credit Right, Manufactured Home, Money, Payment Intangible, Proceeds, Record, Securities Account, Securities Intermediary, Security Certificate, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

(b)                                 All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Second Lien Credit Agreement or the Intercreditor Agreement, as applicable.  The incorporation by reference of terms defined in the Second Lien Credit Agreement or the Intercreditor Agreement, as applicable, shall survive any termination of the Second Lien Credit Agreement or the Intercreditor Agreement, as applicable, until this Agreement is terminated as provided in Section 11 hereof.  Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.  References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an

Exhibit, as the case may be, hereof unless otherwise specifically provided.  Unless the context requires otherwise, any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other document).  The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.  The terms lease and license shall include sub-lease and sub-license, as applicable.  If any conflict or inconsistency exists between this Agreement and any of the Second Lien Documents or the Intercreditor Agreement, the applicable Second Lien Document or the Intercreditor Agreement, as applicable, shall govern.  All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.  This Agreement will be construe without regard to the identity of the party who drafted it and as though the parties participated equally in drafting it.  Consequently, each of the parties acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party will not be applicable to this Agreement.  The recitals to this Agreement are incorporated by reference herein as if set forth fully herein.

SECTION 2.                         GRANT OF SECURITY.

2.1                               Grant of Security.  Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now or hereafter existing or in which any Grantor now has or hereafter acquires an interest and wherever the same may be located (all of which being hereinafter collectively referred to as the “Collateral”):

(a)                                 Accounts;

(b)                                 Chattel Paper;

(c)                                  Documents;

(d)                                 General Intangibles;

(e)                                  Goods (including, without limitation, Inventory and Equipment);

(f)                                   Instruments;

(g)                                  Insurance;

(h)                                 Intellectual Property;

(i)                                     Investment Related Property (including, without limitation, Deposit Accounts);

(j)                                    Letter of Credit Rights;

(k)                                 Money;

(l)                                     Receivables and Receivable Records;

(m)                             Commercial Tort Claims now or hereafter described on Schedule 5.2

(n)                                 to the extent not otherwise included above, all other personal property of any kind and all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(o)                                 to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

2.2                               Certain Limited Exclusions.  Notwithstanding anything herein or in any other Secured Debt Document to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to (a) any lease, license, contract or agreement to which any Grantor is a party, and any of its rights or interest thereunder, if and to the extent that a security interest is prohibited by or in violation of (i) any law, rule or regulation applicable to such Grantor, or (ii) a term, provision or condition of any such lease, license, contract or agreement (unless such law, rule, regulation, term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, however, that the Collateral shall include (and such security interest shall attach) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such lease, license, contract or agreement not subject to the prohibitions specified in (i) or (ii) above; provided, further, that the exclusions referred to in clause (a) of this Section 2.2 shall not include any Proceeds of any such lease, license, contract or agreement; (b) in any of the outstanding voting Equity Interests of a Foreign Subsidiary or a Disregarded Domestic Subsidiary in excess of 65% of the voting power of all classes of Equity Interests of such Foreign Subsidiary or Disregarded Domestic Subsidiary entitled to vote; provided that immediately upon the amendment of the Internal Revenue Code to allow the pledge of a greater percentage of the voting power of Equity Interests in a Foreign Subsidiary or a Disregarded Domestic Subsidiary without adverse tax consequences, the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of Equity Interests of each Foreign Subsidiary or Disregarded Domestic Subsidiary, as applicable; (c) any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law; and (d) Equity Interests in any joint venture or any entity that is not a Subsidiary, other than proceeds thereof, but only to the extent that (x) the creation of a security interest in such Equity Interests is prohibited or restricted by the Organizational Documents of such entity or by any contractual restriction contained in any agreement with third party holders of the other Equity Interests in such entity which holders are not Affiliates of a Grantor (except to the extent any such prohibition or restriction is deemed ineffective under the UCC or other applicable law), in each case, in existence prior to the date hereof and (y) the Grantors used their commercially reasonable efforts, and did not succeed, to remove such prohibition or restriction.  Notwithstanding anything set forth in this Agreement to the contrary, the Grantor shall not be required to register, or disclose any information which would result in a Regulatory Exception, provided that Grantor provide notice to Collateral Agent of any such determination along with such additional information as the Collateral Agent may reasonably request to verify to their satisfaction that such information is subject to a Regulatory Exception.

SECTION 3.                         SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

3.1                               Security for Second Lien Obligations.  This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Second Lien Obligations (the “Secured Obligations”).

3.2                               Continuing Liability Under Collateral.  Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any other Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4.                         CERTAIN PERFECTION REQUIREMENTS

4.1                               Delivery Requirements.

(a)                                 With respect to any Certificated Securities included in the Collateral, each Grantor shall deliver to the Collateral Agent the Security Certificates evidencing such Certificated Securities duly indorsed by an effective indorsement (within the meaning of Section 8-107 of the UCC), or accompanied by share transfer powers or other instruments of transfer duly endorsed by such an effective endorsement, in each case, to the Collateral Agent or in blank.  In addition, each Grantor shall cause any certificates evidencing any Pledged Equity Interests, including, without limitation, any Pledged Partnership Interests or Pledged LLC Interests, to be similarly delivered to the Collateral Agent regardless of whether such Pledged Equity Interests constitute Certificated Securities.

(b)                                 With respect to any Instruments or Tangible Chattel Paper included in the Collateral, each Grantor shall deliver to the Collateral Agent all such Instruments or Tangible Chattel Paper to the Collateral Agent (or its agent) duly indorsed in blank; provided, however, that such delivery requirement shall not apply to (i) any Instruments or Tangible Chattel Paper having a face amount of less than $25,000 individually or $50,000 in the aggregate, (ii) Instruments processed as required by the Revolving Credit Agreement and (iii) Instruments or Tangible Chattel Paper located outside of the United States, the delivery of which to Collateral Agent in the United States would result in adverse tax consequences to any Grantor.

4.2                               Control Requirements.

(a)                                 With respect to any Deposit Accounts, Securities Accounts, Security Entitlements, Commodity Accounts and Commodity Contracts included in the Collateral, each Grantor shall ensure that the Collateral Agent (or its agent) has Control thereof; provided, however, that such Control requirement shall not apply to any (i) Deposit Accounts, Securities Accounts, Security Entitlements, Commodity Accounts and Commodity Contracts for which the aggregate average monthly balance of all such accounts is less than $500,000 or (ii) accounts specially and exclusively used for payroll, payroll tax and other employee wage and benefit payments.  With respect to any Securities Accounts or Securities Entitlements, such Control shall be accomplished by the Grantor causing the Securities Intermediary maintaining such Securities Account or Security Entitlement to enter into an agreement in form and substance reasonably satisfactory to the Collateral Agent pursuant to which the Securities Intermediary shall agree to comply with the Collateral Agent’s (or its agent’s) Entitlement Orders without further consent by such Grantor.  With respect to any Deposit Account, each Grantor shall cause the depositary institution maintaining such account to enter into an agreement in form and substance reasonably satisfactory to the Collateral Agent pursuant to which the Bank shall agree to comply with the Collateral Agent’s (or its agent’s) instructions with respect to disposition of funds in the Deposit Account without further consent by such Grantor.  With respect to any Commodity Accounts or Commodity Contracts each Grantor shall cause Control in favor of the Collateral Agent (or its agent’s) in a manner reasonably acceptable to the Collateral Agent.  Notwithstanding anything to the contrary in this Agreement or any other Secured Debt Document, the Collateral Agent shall only issue Entitlement Orders or instructions with respect to Deposit Accounts, Securities Accounts, Security Entitlements, Commodity Accounts and Commodity Contracts upon the occurrence and during the continuance of a Second Lien Event of Default.

(b)                                 With respect to any Uncertificated Security included in the Collateral and issued by an issuer formed under the laws of the United States or any political subdivision thereof (other than any Uncertificated Securities credited to a Securities Account and the DPT LLC Interests), each Grantor shall cause the issuer of such Uncertificated Security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement substantially in the form of Exhibit B hereto (or such other agreement in form and substance reasonably satisfactory to the Collateral Agent), pursuant to which such issuer agrees to comply with the Collateral Agent’s instructions with respect to such Uncertificated Security without further consent by such Grantor; provided, however, that the Collateral Agent shall only issue instructions with respect to such Uncertificated Security without the consent of such Grantor upon the occurrence and during the continuance of a Second Lien Event of Default.

(c)                                  With respect to any Letter of Credit Rights with respect to a letter of credit drawable for an amount of $50,000 or more and included in the Collateral (other than any Letter of Credit Rights constituting a Supporting Obligation for a Receivable in which the Collateral Agent has a valid and perfected security interest), Grantor shall ensure that Collateral Agent has Control thereof by obtaining the written consent of each issuer of each related letter of credit to the assignment of the proceeds of such letter of credit to the Collateral Agent; provided, however, that the Collateral Agent shall only issue instructions with respect to such Letter of Credit Rights without the consent of such Grantor upon the occurrence and during the continuance of a Second Lien Event of Default.

(d)                                 With respect to any Electronic Chattel Paper or “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) included in the Collateral, Grantor shall ensure that the Collateral Agent has Control thereof; provided, however, that such Control requirement shall not apply to any Electronic Chattel Paper or transferable record having a face amount of less than $25,000 individually or $50,000 in the aggregate.

4.3                               Intellectual Property Recording Requirements.

(a)                                 In the case of any Collateral (whether now owned or hereafter acquired) consisting of issued U.S. Patents and applications therefor, each Grantor that is an owner or assignee of such U.S. Patent or application shall within 30 days of acquisition thereof execute and deliver to the Collateral Agent a Second Lien Patent Security Agreement in substantially the form of Exhibit D hereto (or a supplement thereto) covering all such Patents in appropriate form for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Collateral Agent.

(b)                                 In the case of any Collateral (whether now owned or hereafter acquired) consisting of registered U.S. Trademarks and applications therefor, each Grantor that is an owner, assignee or applicant of such U.S. Trademark shall within 30 days of acquisition thereof execute and deliver to the Collateral Agent a Second Lien Trademark Security Agreement in substantially the form of Exhibit C hereto (or a supplement thereto) covering all such Trademarks in appropriate form for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Collateral Agent.

(c)                                  In the case of any Collateral (whether now owned or hereafter acquired) consisting of registered U.S. Copyrights and exclusive Copyright Licenses in respect of registered U.S. Copyrights for which any Grantor is the licensee, each Grantor that is an owner of such U.S. Copyright or licensee of such exclusive Copyright License shall within 30 days of acquisition thereof execute and deliver to the Collateral Agent a Second Lien Copyright Security Agreement in substantially the form of Exhibit E hereto (or a supplement thereto) covering all such Copyrights and exclusive Copyright Licenses in appropriate form for recordation with the U.S. Copyright Office with respect to the security interest of the Collateral Agent.

4.4                               Other Actions.

(a)                                 If any issuer of any Pledged Equity Interest is organized under a jurisdiction outside of the United States, upon the request of Collateral Agent each Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable under the laws of such issuer’s jurisdiction to ensure the validity, perfection and priority of the security interest of the Collateral Agent.

(b)                                 With respect to any Pledged Partnership Interests and Pledged LLC Interests included in the Collateral (other than the DPT LLC Interests), if the Grantors own less than 100% of the Equity Interests in any issuer of such Pledged Partnership Interests or Pledged LLC Interests, Grantors shall use their commercially reasonable efforts to obtain the consent of each other holder of partnership interest or limited liability company interests in such issuer to the security interest of the Collateral Agent hereunder and following and during the continuance of a Second Lien Event of Default, the transfer of such Pledged Partnership Interests and Pledged LLC Interests to the Collateral Agent or its designee, and to the substitution of the Collateral Agent or its designee as a partner or member with all the rights and powers related thereto.  Each Grantor consents to the grant by each other Grantor of a Lien in all Investment Related Property to the Collateral Agent and without limiting the generality of the foregoing consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its designee following and during the continuance of a Second Lien Event of Default and to the substitution of the Collateral Agent or its designee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

(c)                                  With respect to any Goods in excess of $25,000 individually or $50,000 in the aggregate, which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, upon the reasonable request of the Collateral Agent, such Grantor shall (A) provide information with respect to any such Goods, (B) execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, and (C) deliver to the Collateral Agent copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Goods covered thereby.

4.5                               Timing and Notice.  With respect to any Collateral in existence on the Closing Date, each Grantor shall comply with the requirements of Section 4 on the date hereof and, with respect to any Collateral hereafter owned or acquired, such Grantor shall comply with such requirements within 30 days of Grantor acquiring rights therein.  Each Grantor shall within 30 days of acquisition inform the Collateral Agent of its acquisition of any Collateral for which any action is required by Section 4 hereof (including, for the avoidance of doubt, within 30 days from the filing of any applications for, or the issuance or registration of, any Patents, Copyrights or Trademarks).  Notwithstanding the foregoing, (i) each Grantor shall have 30 days from the Closing Date to provide the Collateral Agent (or its agent, in the case of any Deposit Accounts) with Control over any Investment Accounts in existence as of the Closing Date, which period may be extended by the Collateral Agent in its sole discretion and (ii) each Grantor shall have 30 days from the opening of any Investment Account after the Closing Date or from the acquisition of any Investment Account after the Closing Date, as applicable, to provide the Collateral Agent (or its agent, in the case of any Deposit Accounts) with Control over any such Investment Accounts, in each case which period may be extended by the Collateral Agent in its sole discretion.

SECTION 5.                         REPRESENTATIONS AND WARRANTIES.

Each Grantor hereby represents and warrants, on the Closing Date and on the date of each extension of credit under a Second Lien Document, that:

5.1                               Grantor Information and Status.

(a)                                 Schedule 5.1(A) (as such Schedule may be amended or supplemented from time to time) sets forth under the appropriate headings: (1) the full legal name of such Grantor, (2) the type of organization of such Grantor, (3) the jurisdiction of organization of such Grantor, (4) its organizational identification number, if any, and (5) the jurisdiction where the chief executive office or its sole place of business is located, and Schedule 5.1(B) (as such Schedule may be amended or supplemented from time to time) sets forth under the appropriate heading, all trade names or other names under which such Grantor currently conducts business;

(b)                                 except as provided on Schedule 5.1(C), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) and has not done business under any other name, in each case, within the past five years;

(c)                                  it has not within the last five years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person as the debtor (and such Grantor was not a party thereto), which has not heretofore been terminated other than the agreements identified on Schedule 5.1(D) hereof (as such Schedule may be amended or supplemented from time to time);

(d)                                 such Grantor has been duly organized and is validly existing as an entity of the type as set forth opposite such Grantor’s name on Schedule 5.1(A) solely under the laws of the jurisdiction as set forth opposite such Grantor’s name on Schedule 5.1(A) and remains duly existing as such.  Such Grantor has not filed any certificates of dissolution or liquidation, any certificates of domestication, transfer or continuance in any other jurisdiction; and

(e)                                  no Grantor is a “transmitting utility” (as defined in Section 9-102(a)(80) of the UCC).

5.2                               Collateral Identification, Special Collateral.

(a)                                 Schedule 5.2 (as such Schedule may be amended or supplemented from time to time) sets forth as of the date of such Schedule under the appropriate headings all of such Grantor’s: (1) equity interests in another limited liability company, general partnership, limited partnership, limited liability partnership or other partnership, and all shares of capital stock owned by such Grantor, (2) all promissory notes, instruments (other than checks to be deposited in the ordinary course of business), tangible chattel paper, electronic chattel paper and other evidence of indebtedness for borrowed money having an aggregate value or face amount in excess of $25,000, including all intercompany notes with another Grantors or any of its subsidiaries, (3) Securities Accounts other than any Securities Accounts holding assets with a market value of less than $10,000 individually or $25,000 in the aggregate, (4) Deposit Accounts other than any Deposit Accounts holding less than $10,000 individually or $25,000 in the aggregate, (5) Commodity Contracts and Commodity Accounts, (6) United States registrations and issuances of and applications for Patents, Trademarks, and Copyrights owned by each Grantor, (7) Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses, in each case other than licenses or grants of Intellectual Property entered into in the ordinary course of business and “shrink wrap,” “click through” or similar license agreements accompanying commercially available computer software, (8) Commercial Tort Claims other than any Commercial Tort Claims having a value of less than $10,000 individually and $25,000 in the aggregate, (9) Letter of Credit Rights for letters of credit other than any Letters of Credit Rights worth less than $10,000 individually or $25,000 in the aggregate, and (10) the name and address of any warehouseman, bailee or other third party in possession of any Inventory, Equipment and other tangible personal property other than any Inventory, Equipment or other tangible personal property having a value less than $25,000 individually or $50,000 in the aggregate.  Within 45 days of the end of each calendar year, each Grantor shall provide Collateral Agent with a supplement of such Schedule (if necessary) so such schedule is accurate in all material respects as of the last day of such calendar year;

(b)                                 none of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Manufactured Homes, (4) Health-Care-Insurance Receivables; (5) timber to be cut, or (6) aircraft, aircraft engines, satellites, ships or railroad rolling stock.  No material portion of the collateral consists of motor vehicles or other goods subject to a certificate of title statute of any jurisdiction of the United States;

(c)                                  all information supplied in writing by any Grantor to a Secured Party with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects; provided, however, that information concerning the counter party to any Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses is, to the knowledge of such Grantor, accurate and complete in all material respects;

(d)                                 not more than 10% of the value of all personal property included in the Collateral is located in any country other than the United States; and

(e)                                  no Excluded Asset is material to the business of such Grantor.

5.3                               Ownership of Collateral and Absence of Other Liens.

(a)                                 it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral (assuming that any licensor that is the counter party to any Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses has all rights necessary to grant such license) and, as to all Collateral whether now existing or hereafter acquired, developed or created (including by way of lease or license), will continue to own or have such rights in each item of the Collateral (except as otherwise permitted by the Second Lien Documents) (assuming that any licensor that is the counter party to any Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses has all rights necessary to grant such license, and limited to the term of such license), in each case free and clear of any and all Liens, rights or claims of all other Persons (other than the rights of any licensor that is the counter party to any Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses), including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person other than any Permitted Liens; and

(b)                                 other than any financing statements filed in favor of the Collateral Agent, no effective financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which duly authorized proper termination statements have been delivered to the Collateral Agent for filing and (y) financing statements filed in connection with Permitted Liens.  Other than the Collateral Agent (or its permitted agent) and any automatic control in favor of a Bank, Securities Intermediary or Commodity Intermediary maintaining a Deposit Account, Securities Account or Commodity Contract, no Person that is a “secured party” (as defined in the UCC) is in Control of any Collateral.

5.4                               Status of Security Interest.

(a)                                 upon the filing of financing statements naming each Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 5.4 hereof (as such Schedule may be amended or supplemented from time to time), the security interest of the Collateral Agent in all Collateral that can be perfected by the filing of a financing statement under the Uniform Commercial Code as in effect in the jurisdiction of such Grantor’s formation will constitute a valid, perfected, Second Priority Lien with respect to such Collateral.  Each agreement purporting to give the Collateral Agent (or its agent) Control over any Collateral that complies with the requirements of the UCC with respect to Control is effective to establish the Collateral Agent’s (or its agent’s) Control of the Collateral subject thereto;

(b)                                 to the extent perfection or priority of the security interest therein is not subject to Article 9 of the UCC, upon proper recordation of the security interests granted hereunder in Patents, Trademarks, and Copyrights constituting Collateral registered in the United States in the applicable intellectual property registries of the United States Patent and Trademark Office and the United States Copyright Office, as applicable, and payment of applicable fees, the security interests granted to the Collateral Agent hereunder in such Patents, Trademarks, and Copyrights constituting Collateral registered in the United States shall constitute valid, perfected, Second Priority Liens;

(c)                                  no authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other Person is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by the Collateral Agent of any rights or remedies in respect of any Collateral in the United States (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by Section 4.4(c), Section 5.4(a) or Section 5.4(b), (B) with respect to the ability of the Collateral Agent to obtain direct payment from a Governmental Authority, compliance with the Assignment of Claims Act, (C) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities and (D) with respect to the Collateral Agent’s ability to transfer Pledged Equity Interests in any Person that has a United States facility security clearance after the occurrence of an event of default, such reports, filings, authorizations or consents to, from or of the United States government as may be required for the United States government to examine whether any foreign ownership control or influence (FOCI) exists, within the meaning of such term as used in the NISPOM;

(d)                                 to the extent permitted by the Federal Assignment of Claims Act, the payments due to a Grantor under each Government Contract can be assigned to the Collateral Agent by complying with the provisions of the Federal Assignment of Claims Act; and

(e)                                  each Grantor is in compliance with its obligations under Section 4 hereof.

5.5                               Goods and Receivables.

(a)                                 each Receivable (i) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (ii) is enforceable in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, (iii) is not subject to any credits, rights of recoupment, setoffs, defenses, taxes, counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business and except as permitted by the Revolving Credit Agreement) and (iv) is in compliance in all material respects with all applicable laws, whether federal, state, local or foreign; and

(b)                                 no Goods now or hereafter produced by any Grantor and included in the Collateral have been or will be produced in violation of the requirements of the Fair Labor Standards Act, as amended, or the rules and regulations promulgated thereunder.

5.6                               Pledged Equity Interests, Investment Related Property.

(a)                                 it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens (including Liens securing First Lien Obligations, Second Lien Obligations and Third Lien Obligations) and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;

(b)                                 except as set forth on Schedule 5.6, no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or advisable in connection with the creation, perfection or Second Priority status of the security interest of the Collateral Agent in any Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof except such as have been obtained;

(c)                                  all of the Pledged LLC Interests (other than the DPT LLC Interests) and Pledged Partnership Interests are or represent interests that by their terms provide that they are securities governed by the uniform commercial code of an applicable jurisdiction; and

(d)                                 Grantor has caused each partnership or limited liability company that is a Subsidiary of such Grantor and has issued Pledged Equity Interests to amend its partnership agreement or limited liability company agreement to include the following provision:  “Notwithstanding any other provision of this agreement, in the event that a Second Lien Event of Default (as defined in the Second Lien Pledge and Security Agreement dated as of August 18, 2014 among Alion Science and Technology Corporation, the subsidiaries of Alion Science and Technology Corporation from time to time party thereto and Wilmington Trust, National Association, as collateral agent thereunder (together with its successors and assigns, the “Collateral Agent”)) shall have occurred and be continuing and the Collateral Agent shall exercise any of its rights and remedies with respect to equity interests in the company, then each [member][partner] hereby irrevocably consents to the transfer of any equity interest and all related management and other rights in the company to the Collateral Agent or any designee of the Collateral Agent.  The Collateral Agent is a third party beneficiary of this provision and this provision cannot be amended or repealed without the consent of the Collateral Agent until the

Discharge of Second Lien Obligations (as defined in the Intercreditor Agreement referred to in such Second Lien Pledge and Security Agreement).”

5.7                               Intellectual Property.

(a)                                 it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property of such Grantor that is listed on Schedule 5.2(II) (as such Schedule may be amended or supplemented from time to time), and owns or (assuming that any licensor that is the counterparty to any Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses has all rights necessary to grant such license, and limited to the term of such license) has the valid right to use, all Material Intellectual Property, free and clear of all Liens, claims and licenses, except for Permitted Liens, licenses in the ordinary course of business, the licenses set forth on Schedule 5.2(II) (as such Schedule may be amended or supplemented from time to time) and restrictions where such use would otherwise be a Regulatory Exception;

(b)                                 all Material Intellectual Property owned by such Grantor is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, nor, in the case of Patents, is any of the Intellectual Property the subject of a reexamination proceeding, and with respect to Patents, Copyrights and Trademarks owned by such Grantor for which registration has been obtained by it or an application is pending and, which in Grantor’s reasonable business judgment, has decided to maintain in subsistence, has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every such registration and application of Copyrights, Patents and Trademarks of such Grantor constituting Material Intellectual Property in full force and effect;

(c)                                  no holding, decision, ruling, or judgment adversely affecting the validity, enforceability or scope of any Material Intellectual Property of a Grantor or a Grantor’s right to own or use such Material Intellectual Property has been rendered in any action or proceeding before any court or administrative authority challenging the validity, enforceability, or scope of, or such Grantor’s right to register, own or use, any Material Intellectual Property of such Grantor, and to such Grantor’s knowledge no such action or proceeding is pending or threatened;

(d)                                 all registrations, issuances and applications for Copyrights, Patents and Trademarks of such Grantor are standing in the name of such Grantor, and none of the Trademarks, Patents, Copyrights or Trade Secrets owned by such Grantor that constitute Material Intellectual Property has been exclusively licensed by such Grantor to any third party, except as disclosed in Schedule 5.2(II) (as such Schedule may be amended or supplemented from time to time), and all exclusive Copyright Licenses constituting Material Intellectual Property in respect of registered Copyrights have been properly recorded in the U.S. Copyright Office or, where appropriate, any foreign counterpart, except that (A) computer software and other Trade Secrets may be withheld from said registration where: (i) in Grantor’s reasonable business judgment, such item should be protected as a Trade Secret; and (ii) Grantor promptly discloses said decision in writing to Collateral Agent, and (B) no registration is required if it would be a Regulatory Exception;

(e)                                  all Copyrights owned by such Grantor that constitute Material Intellectual Property have been registered with the United States Copyright Office or, where appropriate, any foreign counterpart except that Copyrights in computer software and other Trade Secrets have not been registered where: (i) in Grantor’s reasonable business judgment, such item should be protected as a Trade Secret; or (ii) such registration would create a Regulatory Exception;

(f)                                   such Grantor has not made a previous assignment, sale, transfer of ownership rights, exclusive license, or similar arrangement constituting a present or future assignment, sale, transfer of ownership rights, exclusive license or similar arrangement of any Material Intellectual Property that has not been terminated or released, other than in connection with Material Intellectual Property developed under a Government Contract;

(g)                                  such Grantor has been using appropriate statutory notice of registration in connection with its use of registered Trademarks and proper marking practices in connection with its use of Patents, and appropriate notice of copyright in connection with the publication of Copyrights that in each case constitute Material Intellectual Property;

(h)                                 such Grantor has taken commercially reasonable steps to protect the confidentiality of its Trade Secrets constituting Material Intellectual Property;

(i)                                     such Grantor has in place contractual obligations regarding the nature and quality of all products sold and all services rendered under or in connection with all Trademarks Licenses in which such Grantor is the licensor;

(j)                                    no claim has been made in writing that remains unresolved that the use of any Material Intellectual Property owned by such Grantor infringes, misappropriates, dilutes or otherwise violates the asserted rights of any other Person, and no written demand that such Grantor enter into a license or co-existence agreement has been made but not resolved;

(k)                                 to such Grantor’s knowledge, no Person is infringing, misappropriating, diluting or otherwise violating any rights in any Material Intellectual Property owned by such Grantor; and

(l)                                     no settlement or consents, covenants not to sue, co-existence agreements, non-assertion assurances, or releases have been entered into by such Grantor or bind such Grantor in a manner that is reasonably likely to materially and adversely affect such Grantor’s rights to own, license or use any Material Intellectual Property as currently used in its business.

SECTION 6.                         COVENANTS AND AGREEMENTS.

Each Grantor hereby covenants and agrees that:

6.1                               Grantor Information and Status.

(a)                                 Without limiting any prohibitions or restrictions on mergers or other transactions set forth in the Second Lien Documents, it shall not change such Grantor’s name, corporate structure by merger, consolidation or change in jurisdiction of organization, sole place of business if it is not a registered organization (as defined in the UCC) (or principal residence if such Grantor is a natural person), chief executive office or organizational identification number, or establish any trade names, unless it shall have (a) notified the Collateral Agent in writing at least 10 days prior to any such change or establishment, identifying such new proposed name, corporate structure, sole place of business (or principal residence if such Grantor is a natural person), chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same priority of the Collateral Agent’s security interest in the Collateral granted or intended to be granted and agreed to hereby, which in the case of any merger or other change in corporate structure shall include, without limitation, executing and delivering to the Collateral Agent a completed Pledge Supplement together with all Supplements to Schedules thereto, upon completion of such merger or other change in corporate structure confirming the grant of the security interest hereunder.

6.2                               Collateral Identification; Special Collateral.

(a)                                 in the event that it hereafter acquires any Collateral of a type described in Section 5.2(b) hereof, it shall promptly notify the Collateral Agent thereof in writing and take such actions and execute such documents and make such filings all at Grantor’s expense as the Collateral Agent may reasonably request in order to ensure that the Collateral Agent has a valid, perfected, Second Priority Lien in such Collateral.  Notwithstanding the foregoing, no Grantor shall be required to notify the Collateral Agent or take any such action unless such Collateral is of a material value or is material to such Grantor’s business.

(b)                                 in the event that it hereafter acquires or has any Commercial Tort Claim in excess of $100,000 individually or $250,000 in the aggregate it shall deliver to the Collateral Agent a completed Pledge Supplement together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

6.3                               Ownership of Collateral and Absence of Other Liens.

(a)                                 except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, other than Permitted Liens, and such Grantor shall defend the Collateral against all Persons (other than the holder of a Permitted Lien) at any time claiming any interest therein;

(b)                                 upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Collateral Agent in writing of any event that is reasonably likely to have a Material Adverse Effect on the value of the Collateral or any material portion thereof, the ability of any Grantor or the Collateral Agent to dispose of the Collateral or any material portion thereof, or the rights and remedies of the Collateral Agent in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any material portion thereof;  and

(c)                                  it shall not sell, transfer or assign (by operation of law or otherwise) or exclusively license to another Person any Collateral except as otherwise permitted by the Second Lien Documents.

6.4                               Status of Security Interest.

(a)                                 Subject to the limitations set forth in subsection (b) of this Section 6.4, each Grantor shall maintain the security interest of the Collateral Agent hereunder in all Collateral as valid, perfected, Second Priority Liens.

(b)                                 Notwithstanding the foregoing, no Grantor shall be required to take any action to perfect any Collateral that can only be perfected by (i) Control, (ii) foreign filings (including foreign filings with respect to Intellectual Property) or (iii) filings with registrars of motor vehicles or similar governmental authorities with respect to goods covered by a certificate of title, in each case for clauses (i) and (iii) except as and to the extent specified in Section 4 hereof.

6.5                               Goods and Receivables.

(a)                                 it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Collateral Agent;

(b)                                 if any Equipment or Inventory in excess of $100,000 individually or $250,000 in the aggregate is in possession or control of any warehouseman, bailee or other third party (other than a Consignee under a Consignment for which such Grantor is the Consignor), each Grantor shall join with the Collateral Agent in notifying the third party of the Collateral Agent’s security interest and obtaining an acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Collateral Agent and will permit the Collateral Agent to have access to Equipment or Inventory for purposes of inspecting such Collateral or, following the occurrence and during the continuance of a Second Lien Event of Default, to remove same from such premises if the Collateral Agent so elects; and with respect to any Goods in excess of $100,000 individually or $250,000 in the aggregate subject to a Consignment for which such Grantor is the Consignor, Grantor shall file appropriate financing statements against the Consignee and take such other action as may be necessary to ensure that the Grantor has a valid, perfected, Second Priority Lien in such Goods;

(c)                                  it shall keep and maintain at its own cost and expense satisfactory and complete records of its Receivables, including, but not limited to, the originals of all documentation with respect to all such Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other dealings therewith;

(d)                                 other than in the ordinary course of business (i) it shall not amend, modify, terminate or waive any provision of any Receivable it owns in any manner which could reasonably be expected to have a material adverse effect on the value of such Receivable; (ii) following and during the continuation of a Second Lien Event of Default, such Grantor shall not (w) grant any extension or renewal of the time of payment of any of its Receivables, (x) compromise or settle any dispute, claim or legal proceeding with respect to any of its Receivables for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon; and

(e)                                  the Collateral Agent shall have the right at any time to notify, or require any Grantor to notify, any Account Debtor of the Collateral Agent’s security interest in the Receivables and any Supporting Obligation and, in addition, at any time following the occurrence and during the continuation of a Second Lien Event of Default, the Collateral Agent may:  (i) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent (or its agent); (ii) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Agent (or its agent); and (iii) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.  If the Collateral Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent (or its agent) if required, in the Collateral Account maintained under the sole dominion and control of the Collateral Agent (or its agent), and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon.

6.6                               Pledged Equity Interests, Investment Related Property.

(a)                                 except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Pledged Equity Interest or other Investment Related Property, upon the merger, consolidation, liquidation or dissolution of any issuer of any Pledged Equity Interest or Investment Related Property, then (i) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (ii) such Grantor shall promptly take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor.  Notwithstanding the foregoing, so long as no Second Lien Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Grantor to retain all dividends and distributions permitted by the Second Lien Documents;

(b)                                 Voting .

(i)                                     So long as no Second Lien Event of Default shall have occurred and be continuing, except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Second Lien Documents, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Second Lien Documents; provided, no Grantor shall exercise or refrain from exercising any such right in a manner inconsistent with this Agreement and the other Second Lien Documents; and

(ii)                                  Upon the occurrence and during the continuation of a Second Lien Event of Default:

(1)                                 all rights of such Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(2)                                 in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 8.1.

(c)                                  except as expressly permitted by the Second Lien Documents, without the prior written consent of the Collateral Agent, it shall not vote to enable or take any other action to: (i) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially and adversely affects the rights of such Grantor with respect to any Investment Related Property (other than the DPT LLC Interests) or materially and adversely affects the validity, perfection or priority of the Collateral Agent’s security interest, (ii) permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other Equity Interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other Equity Interest of any nature of such issuer, (iii) other than as permitted under the Second Lien Documents, permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets, (iv) waive any default under or breach of any terms of organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, or (v) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (c), such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps reasonably necessary or advisable to establish the Collateral Agent’s “control” thereof;  and

(d)                                 except as expressly permitted by the Second Lien Documents, without the prior written consent of the Collateral Agent, it shall not permit any issuer of any Pledged Equity Interest to merge or consolidate unless (i) such issuer creates a security interest that is perfected by a filed financing statement (that is not effective solely under section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, (ii) all the outstanding capital stock or other Equity Interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding Equity Interests of any other constituent Grantor; provided that if the surviving or resulting Grantors upon any such merger or consolidation involving an issuer which is a Foreign Subsidiary or Disregarded Domestic Subsidiary, then such Grantor shall only be required to pledge Equity Interests in accordance with Section 2.2 and (iii) Grantor promptly complies with the delivery and control requirements of Section 4.

6.7                               Intellectual Property.

(a)                                 it shall not do any act or omit to do any act whereby any Material Intellectual Property will lapse, or become abandoned, canceled, dedicated to the public or unenforceable, or which would adversely affect the validity or enforceability of the security interest granted therein, except where, in Grantor’s reasonable business judgment, such change in status will not materially and adversely affect Grantor’s business or the costs of enforcement are greater than the economic value to the Grantor’s business;

(b)                                 it shall not, with respect to any Trademarks constituting Material Intellectual Property, fail to maintain the level of the quality of products sold and services rendered under any of such Trademark by it at a level at least substantially consistent with the quality of such products and services as of the date hereof;

(c)                                  it shall, within 30 days of the creation or acquisition or exclusive license of any copyrightable work of authorship that is included in the Material Intellectual Property owned by such Grantor, apply to register the Copyright in the United States Copyright Office or, where appropriate, any foreign counterpart and, in the case of an exclusive Copyright License in respect of a registered Copyright, record such license, in the United States Copyright Office or, where appropriate, any foreign counterpart, except that (A) computer software and other Trade Secrets may be withheld from said registration where: (i) in Grantor’s reasonable business judgment, such item should be protected as a Trade Secret and (ii) Grantor promptly discloses said decision in writing to Collateral Agent, and (B) no registration is required if it would be a Regulatory Exception;

(d)                                 it shall notify the Collateral Agent within a reasonable period of knowing that any item of Material Intellectual Property owned by such Grantor is reasonably likely to become (i) abandoned or dedicated to the public or placed in the public domain, (ii) invalid or unenforceable, (iii) subject to any adverse determination or development regarding such Grantor’s ownership, registration or use or the validity or enforceability of such item of Intellectual Property (including the institution of, or any adverse development with respect to, any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court) or (iv) the subject of any reversion or termination rights;

(e)                                  it shall take commercially reasonable steps, to pursue any application and maintain any registration or issuance of each Trademark, Patent, and Copyright owned by such Grantor and constituting Material Intellectual Property which in Grantor’s reasonable business judgment, it has decided to maintain in subsistence;

(f)                                   it shall use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that materially impairs or prevents the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any property included within the definitions of any Material Intellectual Property that constitutes Collateral acquired under such contracts;

(g)                                  in the event that any Material Intellectual Property owned by such Grantor is infringed, misappropriated, diluted or otherwise violated by a third party, upon learning of such, such Grantor shall take commercially reasonable actions to stop such infringement, misappropriation, dilution or other violation and protect its rights in such Material Intellectual Property;

(h)                                 it shall take commercially reasonably steps to protect the secrecy of material Trade Secrets owned by it;

(i)                                     it shall use required statutory notices in connection with its use of any of the Material Intellectual Property; and

(j)                                    it shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the license by such Grantor of the Material Intellectual Property or any portion thereof owned by it.  In connection with such collections, such Grantor may take (and, at the Collateral Agent’s reasonable direction, shall take) such action as such Grantor or the Collateral Agent may deem reasonably necessary or advisable to enforce collection of such amounts.  Notwithstanding the foregoing, the Collateral Agent shall have the right upon a Second Lien Event of Default, to notify, or require any Grantor to notify, any obligors with respect to any such amounts of the existence of the security interest created hereby.  In connection with such collections, such Grantor may take (and, at the Collateral Agent’s reasonable direction, shall take) such action as such Grantor or the Collateral Agent may deem reasonably necessary or advisable to enforce collection of such amounts.  Notwithstanding the foregoing, the Collateral Agent shall have the right at any time, to notify, or require any Grantor to notify, any obligors with respect to any such amounts of the existence of the security interest created hereby.

SECTION 7.                         FURTHER ASSURANCES; ADDITIONAL GRANTORS.

7.1                               Further Assurances.

(a)                                 Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(i)                                     file such financing or continuation statements, or amendments thereto, record security interests in Intellectual Property constituting Collateral and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to effect, reflect, perfect and preserve the security interests granted or purported to be granted hereby, subject to the limitations contained herein and in the First Lien Documents, Second Lien Documents and Third Lien Documents;

(ii)                                  take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in any registered Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office and the various Secretaries of State;

(iii)                               at any reasonable time, upon two Business Days’ prior notice from the Collateral Agent, allow inspection of the Collateral by the Collateral Agent, or persons designated by the Collateral Agent;

(iv)                              at the Collateral Agent’s request, appear in and defend any action or proceeding that may materially and adversely affect such Grantor’s title to or the Collateral Agent’s security interest in all or any part of the Collateral; and

(v)                                 furnish the Collateral Agent with such information regarding the Collateral, including, without limitation, the location thereof, as the Collateral Agent may reasonably request from time to time, subject to the Regulatory Exception.

(b)                                 Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, Intellectual Property Security Agreements and amendments and supplements to any of the foregoing, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect or otherwise protect the security interest granted to the Collateral Agent herein.  Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as “all assets, whether now owned or hereafter acquired, developed or created” or words of similar effect.  Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

(c)                                  Each Grantor hereby authorizes the Collateral Agent to modify this Agreement after obtaining such Grantor’s written approval of or signature to such modification by amending Schedule 5.2 (as such Schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

7.2                               Additional Grantors.  From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Pledge Supplement.  Upon delivery of any such Pledge Supplement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as of the date of such Pledge Supplement as if Additional Grantor were an original signatory hereto.  Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder.  This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 8.                        COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.

8.1                               Power of Attorney.  Each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:

(a)                                 upon the occurrence and during the continuance of any Second Lien Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to any of the Second Lien Documents or the Intercreditor Agreement;

(b)                                 upon the occurrence and during the continuance of any Second Lien Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)                                  upon the occurrence and during the continuance of any Second Lien Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d)                                 upon the occurrence and during the continuance of any Second Lien Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

(e)                                  to prepare and file any UCC financing statements against such Grantor as debtor;

(f)                                   to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in any Intellectual Property in the name of such Grantor as debtor;

(g)                                  to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened in writing against the Collateral, and which the applicable Grantor has not paid or discharged when required hereunder or under the Second Lien Documents, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and

(h)                                 upon the occurrence and during the continuance of any Second Lien Event of Default, generally to sell, transfer, lease, license, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

8.2                               No Duty on the Part of Collateral Agent or Secured Parties.  The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers.  The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 9.                         REMEDIES.

9.1                               Generally.

(a)                                 If any Second Lien Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(i)                                     require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

(ii)                                  enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

(iii)                               prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate; and

(iv)                              without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.

(b)                                 The Collateral Agent or any other Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale.  Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets.  As long as the terms of any private sale of Collateral is commercially reasonable, each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree.  If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency.  Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.  Nothing in this Section shall in any way limit the rights of the Collateral Agent hereunder.

(c)                                  The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral.  The Collateral Agent may specifically disclaim or modify any warranties of title or the like.  This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d)                                 The Collateral Agent shall have no obligation to marshal any of the Collateral.

9.2                               Application of Proceeds.  All proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent in accordance with the Intercreditor Agreement.

9.3                               Sales on Credit.  If Collateral Agent sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Collateral Agent and applied to indebtedness of the purchaser.  In the event the purchaser fails to pay for the Collateral, Collateral Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.

9.4                               Investment Related Property.  Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.  If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may reasonably request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

9.5                               Grant of Intellectual Property License. Solely for the purpose of enabling the Collateral Agent, during the continuance of a Second Lien Event of Default, to exercise rights and remedies under Section 9 hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Intellectual Property, and subject to Collateral Agent’s use of all required statutory notices, and, in the case of Trade Secrets, written confidentiality agreement, to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired or owned by such Grantor, wherever the same may be located, other than Intellectual Property which the public disclosure of which would result in a Regulatory Exception, provided that such Grantor shall provide notice to Collateral Agent of any such determination along with such additional information as the Collateral Agent may reasonably request to verify to their satisfaction that such information is subject to a Regulatory Exception.

9.6                               Intellectual Property.

(a)                                 Anything contained herein to the contrary notwithstanding, in addition to the other rights and remedies provided herein, upon the occurrence and during the continuation of a Second Lien Event of Default:

(i)                                     the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent’s reasonable discretion, to enforce any Intellectual Property owned by such Grantor, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents reasonably required by the Collateral Agent in aid of such enforcement, and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 12 hereof in connection with the exercise of its rights under this Section 9.6;

(ii)                                  upon written demand from the Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent or such Collateral Agent’s designee all of such Grantor’s right, title and interest in and to any Intellectual Property that is Collateral and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

(iii)                               each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent (or any other Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, any such Intellectual Property;

(iv)                              within five Business Days after written notice from the Collateral Agent, each Grantor shall make available to the Collateral Agent, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with any Trademarks or Trademark Licenses, such persons to be available to perform their prior functions on the Collateral Agent’s behalf and to be compensated by the Collateral Agent at such Grantor’s expense on a per diem, pro rata basis consistent with the salary and benefit structure applicable to each; and

(v)                                 the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of any Intellectual Property of such Grantor, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

(1)                                 all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 9.7 hereof; and

(2)                                 Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(b)                                 If (i) a Second Lien Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Second Lien Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to any Intellectual Property of such Grantor shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; provided, further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Secured Parties.

9.7                               Cash Proceeds; Deposit Accounts.  (a)  If any Second Lien Event of Default shall have occurred and be continuing, in addition to the rights of the Collateral Agent specified in Section 6.5 with respect to payments of Receivables, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other near-cash items (collectively, “Cash Proceeds”) shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and held by the Collateral Agent in the Collateral Account maintained under the sole dominion and control of the Collateral Agent.  Any Cash Proceeds received by the Collateral Agent (whether from a Grantor or otherwise) may, in the sole discretion of the Collateral Agent, (A) be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Collateral Agent against the Secured Obligations then due and owing, in each case in accordance with the Intercreditor Agreement.

(b)  If any Second Lien Event of Default shall have occurred and be continuing, the Collateral Agent may apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Collateral Agent.

SECTION 10.                  COLLATERAL AGENT; INTERCREDITOR AGREEMENT.

The Collateral Agent has been appointed to act as Collateral Agent hereunder by the Secured Parties.  In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Section.  Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent for the benefit of the Secured Parties hereunder are subject to the terms of the Intercreditor Agreement.  In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement will govern and control.

SECTION 11.                  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until as provided in the Intercreditor Agreement, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns.  Without limiting the generality of the foregoing, but subject to the terms of the applicable Second Lien Documents, any lender under a Second Lien Document may assign or otherwise transfer any loans or extensions of credit held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Secured Parties herein or otherwise.  Upon the occurrence of the conditions set forth in the Intercreditor Agreement, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to the Grantors.  Upon any such termination the Collateral Agent shall, at the Grantors’ expense, execute and deliver to the Grantors or otherwise authorize the filing of such documents as the Grantors shall reasonably request, including financing statement amendments to evidence such termination.

SECTION 12.                  STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.

The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.  Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise.  If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor in accordance with the Intercreditor Agreement.

SECTION 13.                  MISCELLANEOUS.

Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 7.8 of the Intercreditor Agreement.  No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Second Lien Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege.  All rights and remedies existing under this Agreement and the other Second Lien Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.  All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Secured Debt Default with respect to any Second Lien Debt if such action is taken or condition exists.  This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and the Grantors and their respective successors and assigns.  No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Intercreditor Agreement, assign any right, duty or obligation hereunder.  This Agreement, the Intercreditor Agreement and the other Second Lien Documents embody the entire agreement and understanding between the Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof.  Accordingly, such agreements may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.  This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

THE PROVISIONS OF THE INTERCREDITOR AGREEMENT UNDER THE HEADINGS “CONSENT TO JURISDICTION” AND “WAIVER OF JURY TRIAL” ARE INCORPORATED HEREIN BY THIS REFERENCE AND SUCH INCORPORATION SHALL SURVIVE ANY TERMINATION OF THE INTERCREDITOR AGREEMENT.

NO CLAIM MAY BE MADE BY ANY GRANTOR AGAINST THE COLLATERAL AGENT, THE SECOND LIEN ADMINISTRATIVE AGENT OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH, AND EACH GRANTOR HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ALION SCIENCE AND TECHNOLOGY CORPORATION,
as Grantor

By:	/s/ Barry Broadus
Name:	Barry Broadus
Title:	Cheif Financial Officer

ALION — BMH CORPORATION,
as Grantor

By:	/s/ Stacy Mendler
Name:	Stacy Mendler
Title:	President

ALION — CATI CORPORATION,
as Grantor

By:	/s/ Stacy Mendler
Name:	Stacy Mendler
Title:	President

ALION — IPS CORPORATION,
as Grantor

By:	/s/ Stacy Mendler
Name:	Stacy Mendler
Title:	President

[Signature Page to Alion Second Lien Pledge and Security Agreement]

ALION — JJMA CORPORATION,
as Grantor

By:	/s/ Stacy Mendler
Name:	Stacy Mendler
Title:	President

ALION — METI CORPORATION,
as Grantor

By:	/s/ Stacy Mendler
Name:	Stacy Mendler
Title:	President

ALION INTERNATIONAL CORPORATION,
as Grantor

By:	/s/ Stacy Mendler
Name:	Stacy Mendler
Title:	President

WASHINGTON CONSULTING, INC.,
as Grantor

By:	/s/ Kevin Boyle
Name:	Kevin Boyle
Title:	Secretary

WASHINGTON CONSULTING GOVERNMENT SERVICES, INC.,
as Grantor

By:	/s/ Bruce E. Samuelsen
Name:	Bruce E. Samuelsen
Title:	President

[Signature Page to Alion Second Lien Pledge and Security Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Agent

By:	/s/ Timothy P. Mowdy
Name:	Timothy P. Mowdy
Title:	Administrative Vice President

[Signature Page to Alion Second Lien Pledge and Security Agreement]

SCHEDULE 5.1
TO SECOND LIEN PLEDGE AND SECURITY AGREEMENT

GENERAL INFORMATION

(A) Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Organization I.D.#	Chief Executive Office
Alion Science and Technology Corporation	Corporation	Delaware	3444444	1750 Tysons Blvd. Suite 1300 McLean, VA 22102
Alion-BMH Corporation	Corporation	Virginia	0292213-6	1750 Tysons Blvd. Suite 1300 McLean, VA 22102
Alion - CATI Corporation	Corporation	California	C1847397	1750 Tysons Blvd. Suite 1300 McLean, VA 22102
Alion - IPS Corporation	Corporation	Virginia	0212185-3	1750 Tysons Blvd. Suite 1300 McLean, VA 22102
Alion - JJMA Corporation	Corporation	New York	122586	1750 Tysons Blvd. Suite 1300 McLean, VA 22102
Alion - METI Corporation	Corporation	Virginia	0367098-1	1750 Tysons Blvd. Suite 1300 McLean, VA 22102
Alion International Corporation	Corporation	Delaware	27-0115467	1750 Tysons Blvd. Suite 1300 McLean, VA 22102
Washington Consulting, Inc.	Corporation	Virginia	0592867-6	1750 Tysons Blvd. Suite 1300 McLean, VA 22102
Washington Consulting Government Services, Inc.	Corporation	Virginia	06804769	1750 Tysons Blvd. Suite 1300 McLean, VA 22102

SCHEDULE 5.1

(B)                               Other Names (including any trade name or other name) under which each Grantor currently conducts business:

Full Legal Name	Trade Name or Other Name
Alion Science and Technology Corporation	None
Alion-BMH Corporation	None
Alion - CATI Corporation	None
Alion - IPS Corporation	None
Alion - JJMA Corporation	None
Alion - METI Corporation	None
Alion International Corporation	None
Washington Consulting, Inc.	None
Washington Consulting Government Services, Inc.	None

(C)                               Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change
Alion International Corporation	March 23, 2012	Change of name from Alion Canada (US) Corporation

(D)                               Agreements pursuant to which any Grantor is bound as debtor within past five (5) years:

None.

SCHEDULE 5.2
TO SECOND LIEN PLEDGE AND SECURITY AGREEMENT

COLLATERAL IDENTIFICATION

I.   INVESTMENT RELATED PROPERTY

(1)                                             Equity Interests :

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	No. of Shares Owned
Alion Science and Technology Corporation	Innovative Technology Solutions Corporation	Common	Y	1	97,104 Common
Alion Science and Technology Corporation	Alion - BMH Corporation	Common	Y	8	1,000 Common
Alion Science and Technology Corporation	Alion - IPS Corporation	Common	Y	1	100 Common
Alion Science and Technology Corporation	Alion - CATI Corporation	Common	Y	6	176,471 Common
Alion Science and Technology Corporation	Alion - METI Corporation	Common	Y	6	100 Common
Alion Science and Technology Corporation	Alion - JJMA Corporation	Common	Y	21	1,224,545.6793 Common
Alion Science and Technology Corporation	Alion - MA&D Corporation	Common	Y	23	1,050 Common
Alion Science and Technology Corporation	Washington Consulting, Inc.	Common	Y	9 10	9,000 Common 1,100 Common
Alion Science and Technology Corporation	Washington Consulting Government Services, Inc.	Common	Y	2	100 Common
Alion Science and Technology Corporation	Alion International Corporation	Common	Y	2	1,000 Common
Alion International Corporation	Alion Asia Corporation	Common	Y	2	100 Common
Alion International Corporation	Alion Offshore Services, Inc.	Common	Y	2	100 Common
Alion International Corporation	Alion Maritime India PLC	Common	Y	2	50 Common

SCHEDULE 5.2

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	No. of Shares Owned
Alion International Corporation	Alion Science and Technology (Canada) Corporation	Common	Y	3 4	65 Common 35 Common
Alion Science and Technology Corporation	iMove, Inc.	A-1 Preferred	Y	A1-83	7,038 A-1 Preferred
Alion Science and Technology Corporation	iMove, Inc.	Common	Y	CS-85	9,821 Common
Alion Science and Technology Corporation	Vectorcommand Limited	A Ordinary	Y	53	520,495 A Ordinary
Alion - JJMA Corporation	Dynamic Power Technologies, LLC	N/A	N	N/A	33.33%

(2)                                 Evidence of Indebtedness

None

(3)                                 Securities Accounts:

None.

(4)                                 Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name
Alion Science and Technology Corporation	Wells Fargo Bank
Alion Science and Technology Corporation	Wells Fargo Bank

(5)                                 Commodity Contracts and Commodity Accounts:

None.

II.  INTELLECTUAL PROPERTY

(6)                                             Copyrights, Patents and Trademarks

Copyrights

Title	Registration No.	Registered Date	Owner
Electronic parts reliability data: a compendium of commercial and military device field failure rates: vol. 1 [ 2]	TX-4-523-787	5/1/1997	Originally ITT Research Institute, transferred to Beagle Holdings, Inc. (now known as Alion Science and Technology Corporation)

Failure mode/mechanism distributions	TX-3-228-172	1/14/1992

Nonelectronic parts reliability data	TX-3-886-976	9/26/1994

Electrostatic discharge susceptibility data	TX-4-201-912	1/18/1996

Maintainability toolkit	TX-5-290-722	10/19/2000

Supporting commercial products in military applications	TX-5-375-397	3/14/2001

Benchmarking commercial reliability practices	TX-4-193-828	1/18/1996

Evaluating the reliability of commercial off-the-shelf (COTS) items	TX-5-375-396	3/14/2001

Worldwide reliability & maintainability standards: a primer of US and non US commercial and government documents	TX-4-518-867	5/1/1997

Defining reliability programs: RBPR-1	TX-5-154-287	3/1/2000

Developing reliability goals/requirements: RBPR-2	TX-5-154-282	3/1/2000

Designing for reliability: RBPR-3	TX-5-154-284	3/1/2000

Assessing reliability progress: RBPR-4	TX-5-154-285	3/1/2000

Measuring product reliability: RBPR-5	TX-5-154-286	3/1/2000

Ensuring reliable performance: RBPR-6	TX-5-154-283	3/1/2000

Electronic derating for optimum performance	TX-5-341-692	1/29/2001

Failure mode, effects, and criticality analysis (FMECA)	TX-3-567-655	5/27/1993

Fault tree analysis application guide	TX-3-069-091	10/19/1990

Introduction to concurrent engineering: electronic circuit design and production applications	TX-3-462-455	12/28/1992

Mechanical applications in reliability engineering	TX-3-679-281	11/15/1993

Worst case circuit analysis application guidelines	TX-3-557-279	5/18/1993

Reliable application of capacitors	TX-4-409-515	12/5/1996

Reliable application of multichip modules	TX-4-193-829	1/18/1996

Reliable application of plastic encapsulated microcircuits	TX-4-230-618	2/23/1996

Electrical overstress/electrostatic discharge (EOS/ESD) guidelines	TX-4-193-831	1/18/1996

RAC thermal management guidebook	TX-4-193-830	1/18/1996

Service life extension assessment	TX-4-201-782	1/18/1996

Title	Registration No.	Registered Date	Owner
Software engineering process group handbook	TX-4-347-165	8/1/1996

Introduction to software reliability: a state of the art review	TX-4-518-868	5/1/1997

Business process reengineering for quality improvement	TX-4-193-832	1/18/1996

A Guide for implementing total quality management: state-of-the-art report	TX-3-069-092	10/19/1990

Process action team handbook, 1992: state-of-the-art report	TX-3-426-396	11/3/1992

TQM Toolkit : 1993	TX-3-631-346	8/25/1993

Distance learning : design reliability training course on CD-ROM.	TX-6-183-107	6/30/2005	Alion Science and Technology Corporation

Selection of equipment to leverage commercial technology.	TX-6-183-108	6/30/2005

Microelectromechanical systems.	TX-6-187-676	6/30/2005

Practical application of reliability-centered maintenance.	TX-6-187-684	6/30/2005

Operational availability handbook.	TX-6-187-685	6/30/2005

Systems engineering process guide : a practical framework for acquirers and providers of systems engineering services.	TX-6-187-885	6/30/2005

Reliability statistics.	TX-6-187-887	6/30/2005

Systems engineering : a practical approach to systems engineering processes and basic capability maturity.	TX-6-187-982	6/30/2005

Supportability toolkit.	TX-6-193-572	6/30/2005

Mechanical design reliability training course.	TX-6-193-609	6/30/2005

Integrated supply chain management.	TX-6-194-262	6/30/2005

A practical guide to developing reliable human-machine systems and processes.	TX-6-194-263	6/30/2005

Quality toolkit.	TX-6-196-636	6/30/2005

PRISM users manual version 1.4 / prepared by: Reliability Analysis Center.	TX-6-239-235	9/13/2005

PRISM training manual.	TX-6-352-945	6/30/2005

FORT tool.	TXu001668425	1/27/2010

SDAT SOAS.	TXu001668434	1/27/2010

Autonomous vehicle operator span of control evaluation tool.	TX-6-312-257	4/13/2006	Originally Micro Analysis & Design, Inc., acquired by and transferred to Alion Science and Technology Corporation

Multi-modal interface design advisor ; MIDA.	TX-6-346-847	4/13/2006

Engineering control analysis tool : ECAT.	TX-6-347-340	5/10/2006

Micro saint sharp : version 2.2.	TX-6-354-195	5/4/2006

SMART build : 3 : Shipboard manpower analysis and requirements tool.	TX-6-354-196	5/4/2006

Crew station design tool : version 1.0 : CSDT.	TX-6-354-197	5/4/2006

Integrated simulation manpower analysis tool : version 1.0. : ISMAT.	TX-6-354-198	5/4/2006

Simulated field exercise.	TX-6-595-145	5/24/2006

Title	Registration No.	Registered Date	Owner
Micro saint.	TX0003318291	3/13/1992

Joint semi-automated forces (JSAF) developer’s course (DC) : training	TXu-1-172-347	4/26/2004	Originally BMH Associates, Inc., acquired by Alion Science and Technology Corporation

Joint semi-automated forces (JSAF) installation and configuration course (ICC) : training	TXu-1-177-966	4/26/2004

Joint semi-automated forces (JSAF) operator’s course : training	TXu-1-172-348	4/26/2004

Patents and Patent Applications:

(Alion Science and Technology Corporation is the Assignee)

Title	Inventor(s)	Application No.	Filing Date	Status	Patent No.
System for Similar Document Detection	Ophir Frieder, Abdur Chowdhury	09/629,175	7/31/2000	Issued 02/09/2010	7,660,819
Apparatus for and Method of Delivering Visual Image into Air	Michael Mitchell-Dignan, et al.	11/902,936	9/26/2007	Issued 05/04/2010	7,710,643
Active Sonar Apparatuses and Methods	Martin Paul DeMaio, et al.	12/000,097	12/07/2007	Pending
Trailing Edge Blade Clamp	Benjamin Anderson, Eric Peterson	12/005,611	12/28/2007	Issued 07/19/2011	7,980,522
Filter Cleaning Method	Donald Haun, Wayne Adamson	12/591,504	11/20/2009	Pending
System for Similar Document Detection	Ophir Frieder, Abdur Chowdhury	12/643,662	12/21/2009	Issued 03/06/2012	8,131,724
System for Similar Document Detection	Ophir Frieder, Abdur Chowdhury	13/363,806	2/1/2012	Issued 10/15/2013	8,560,546
Magnetic Effects Sensor, a Resistor and Method of Implementing Same	Joseph T. Siewick, Frank Allen(1)	13/192,359	07/27/2011	Pending

(1)  Published as US 2012-0161788 A1.  An Assignment was filed and recorded at Reel/Frame 03359/0986.

Expired Patents and Abandoned Patent Applications

Reference Number	Status	Expiration Date (if any)	Notes
7093188	Expired	08/16/2010	Patent Expired Due to Non-Payment of Maintenance Fees Under 37 CFR 1.362
6838292	Expired	01/05/2009	Patent Expired Due to Non-Payment of Maintenance Fees Under 37 CFR 1.362
6816008	Expired	11/10/2008	Patent Expired Due to Non-Payment of Maintenance Fees Under 37 CFR 1.362
11647581	Abandoned		Abandoned — Failure to Pay Issue Fee
11598701	Abandoned		Abandoned — Failure to Respond to an Office Action
11472423	Abandoned		Abandoned — Failure to Respond to an Office Action
10868197	Abandoned		Abandoned — Failure to Respond to an Office Action
10841428	Abandoned		Abandoned — Failure to Respond to an Office Action
6461290	Expired	10/08/2010	Patent Expired Due to Non-Payment of Maintenance Fees Under 37 CFR 1.362
7109888	Expired	09/20/2010	Patent Expired Due to Non-Payment of Maintenance Fees Under 37 CFR 1.362
6356823	Expired	03/12/2010	Patent Expired Due to Non-Payment of Maintenance Fees Under 37 CFR 1.362
5487873	Expired	01/30/2008	Patent Expired Due to Non-Payment of Maintenance Fees Under 37 CFR 1.362
5516227	Expired	05/14/2008	Patent Expired Due to Non-Payment of Maintenance Fees Under 37 CFR 1.362
5543111	Expired	08/06/2008	Patent Expired Due to Non-Payment of Maintenance Fees Under 37 CFR 1.362
5586213	Expired	12/17/2004	Patent Expired Due to Non-Payment of Maintenance Fees Under 37 CFR 1.362
5621845	Expired	04/15/2009	Patent Expired Due to Non-Payment of Maintenance Fees Under 37 CFR 1.362
5660497	Expired	08/26/2009	Patent Expired Due to Non-Payment of Maintenance Fees Under 37 CFR 1.362
5664911	Expired	09/09/2005	Patent Expired Due to Non-Payment of Maintenance Fees Under 37 CFR 1.362
5835866	Expired	11/13/2006	Patent Expired Due to Non-Payment of Maintenance Fees Under 37 CFR 1.362
5873187	Expired	02/23/2007	Patent Expired Due to Non-Payment of Maintenance Fees Under 37 CFR 1.362
6321764	Expired	11/27/2009	Patent Expired Due to Non-Payment of Maintenance Fees Under 37 CFR 1.362
10001008	Abandoned		Abandoned — Failure to Respond to an Office Action
11472423	Abandoned		Abandoned — Failure to Respond to an Office Action
PCTUS2009006217	Pending		International applications expire after 30 months. This 2009 application is expired.
PCTUS2005021275	Pending		International applications expire after 30 months. This 2005 application is expired.
09549353	Expired	01/05/2009	Patent Expired Due to Non-Payment of Maintenance Fees Under 37 CFR 1.362

Reference Number	Status	Expiration Date (if any)	Notes
PCTUS2003041838	Pending		International applications expire after 30 months. This 2003 application is expired.
10331930	Expired	11/10/2008	Patent Expired Due to Non-Payment of Maintenance Fees Under 37 CFR 1.362 Patented as 6,816,008
PCTUS2003010639	Pending		International applications expire after 30 months. This 2003 application is expired.
10116132	Expired	11/10/2008	Patent Expired Due to Non-Payment of Maintenance Fees Under 37 CFR 1.362 Patented as 7,093,188
10267703	Expired	05/10/2008	Patent Expired Due to Non-Payment of Maintenance Fees Under 37 CFR 1.362 Patented as 7,109,888
10868197	Abandoned		Abandoned — Failure to Respond to an Office Action
10841428	Abandoned		Abandoned — Failure to Respond to an Office Action
12484401	Patented		Patented as 8,190,964, Sentel Patent*
8006170	Patented		Patented, Sentel Patent*
8151175	Patented		Patented, Sentel Patent*
8190964	Patented		Patented, Sentel Patent*
11203718	Abandoned		Abandoned — Failure to Respond to an Office Action
4837044	Patented		Expired more than 6 years ago
5028136	Patented		Expired 07/02/2008
5293936	Expired	04/12/2006	Expired due to non-payment of maintenance fees
5326530	Expired	08/02/2006	Expired due to non-payment of maintenance fees
61202744	Expired	04/04/2010	Expired provisional application

* Patent properties derived from Sentel Corporation.  The Abstracts of Title show no chain of title from Sentel to Alion.  The Abstracts of Title show only a security agreement from Alion to Wilmington Trust.  In 2004, Alion and Sentel Corporation executed a joint exploitation agreement.

Federally Registered Trademarks:

Title	Status	Registration Number	Registration Date	Owner
Aligned With Your Needs	Registered	2,977,517	7/26/2005	Alion Science and Technology Corporation
Alion	Registered	2,863,371	7/13/2004	Alion Science and Technology Corporation
A Alion Science and Technology & Design	Registered	2,848,699	6/1/2004	Alion Science and Technology Corporation
M&S University & Design	Registered	2,863,045	7/13/2004	Alion Science and Technology Corporation
PRISM	Registered	2,525,624	1/1/2002	Alion Science and Technology Corporation

Title	Status	Registration Number	Registration Date	Owner
Total Crew Model	Registered	3,362,416	1/1/2008	Alion- MA&D Corporation
Countermeasures	Registered	3,542,495	12/9/2008	Alion Science and Technology Corporation
Micro Saint	Registered	2966884	7/12/05	Alion- MA&D Corporation
RIVERBANK ACOUSTICAL LABORATORIES	Registered	4417353	10/15/2013	Alion Science and Technology Corporation

Pending Federal Applications for Trademark Registration:

Title	Status	App. Ser. Number	Filing Date	Owner
WASHINGTON CONSULTING (stylized and/or with design)	Pending	85/797948	12/7/2012	Alion Science and Technology Corporation
Aligned With Your Needs (updated g/s)	Pending	86/069,859	9/19/2013	Alion Science and Technology Corporation
Alion (updated g/s)	Pending	86/069,731	9/19/2013	Alion Science and Technology Corporation
A Alion Science and Technology & Design (updated g/s)	Pending	86/069,493	9/19/2013	Alion Science and Technology Corporation

Selected Additional Unregistered Trademarks:

MobSimTM, SimViewerTM, SmartMovesTM, Core LSTM, Measure of Total Integrated System SurvivabilityTM (MOTISSTM), Visualization of Belief Systems™ (VIBES™), Terrain Integrated Rough Earth ModelTM (TIREMTM), Mobile Support Technologies and RepairTM (mSTARTM), PMOnline™, AIDETM , CARP/ACFSTM, Predictive Enterprise Management System™ (PEMS™), and Integrated Performance Modeling Environment™ (IPME™), ShopSite™, ECAT™, SharpTalk360™, ISMAT™, CSDT™, MIDA™, C3TRACE™, EMAT™, Delta3D™, MRT3™, PACT3™, P3™, DVTE™, ATAS™, VMPA™, AIRBOSS™, RIVEO™, GeoSM™, IMPRINT™, FastShip™, VisualSMP™, CARP ACFS™, ADAT™, H-FAST™, CIRCAS™, MITAS™, JPAS™, ARMOR™, Spectrum XXI™, PME™, PRAS™, SharpProject™, ShopSite™, META™, TacWISE™, MTPAT™, Alion Semantic Mediator™ , TIREM™, and SBGL™.

(7)                                         Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses

Alion licenses the following patents pursuant to that certain License Agreement, dated June 30, 2006, by and between Anteon Corporation, a Virginia corporation (“Anteon”), AC Capital Management, Inc., a Delaware corporation and a subsidiary of Anteon (“ACCM”) (together, Anteon and ACCM the “Licensors”), and Alion Science and Technology Corporation, a Delaware corporation (the “Licensee”).

Licensee	Licensor	Registration No (Registration Date)	Description
Alion	Anteon and ACCM	6,937,659 (Issued 8/30/2005)	Apparatus and Method for Compressing Video Information
Alion	Anteon and ACCM	7,106,656 (Issued 9/12/2006)	Sonar System and Process
Alion	Anteon and ACCM	8,170,098 (Issued 5/1/2012)	Opto-Electronic Video Compression System

Licensee	Licensor	Registration No (Registration Date)	Description
Alion	Anteon and ACCM	7,542,377 (Issued 6/2/2009)	Increased Aperture Homing Cavitator
Alion	Anteon and ACCM	7,453,769 (Issued 11/18/2008)	Cavitating Body Sonar System and Process

Alion is party to that certain Joint Exploitation Prosecution and Exploitation Agreement, by and between Sentel Corporation and Alion, dated March 17, 2004.

Alion is party to that certain Patent License Agreement, executed December 13, 2010 between Alion and Keck Technologies, LLC

(8)                                            Commercial Tort Claims

None.

(9)                                             Letters of Credit

None.

(10)                                      Warehousemen, Bailees and Other Third Parties in Possession of Collateral

None.

SCHEDULE 5.4 TO

SECOND LIEN PLEDGE AND SECURITY AGREEMENT

Grantor	Filing Jurisdiction(s)
Alion Science and Technology Corporation	Delaware Department of State Division of Corporations
Alion-BMH Corporation	Clerk’s Office Virginia State Corporation Commission
Alion-CATI Corporation	Secretary of State of the State of California UCC Section
Alion—IPS Corporation	Clerk’s Office Virginia State Corporation Commission
Alion-JJMA Corporation	New York State Department of State Division of Corporations State Records and Uniform Commercial Code
Alion-METI Corporation	Clerk’s Office Virginia State Corporation Commission
Washington Consulting, Inc.	Clerk’s Office Virginia State Corporation Commission
Washington Consulting Government Services, Inc.	Clerk’s Office Virginia State Corporation Commission
Alion International Corporation	Delaware Delaware Department of State Division of Corporations

SCHEDULE 5.4

SCHEDULE 5.6

CONSENTS

Under the terms of that certain Amended and Restated Refinancing Support Agreement, dated as of May 2, 2014, by and among Alion Science and Technology Corporation, ASOF II Investments, LLC and Phoenix Investment Adviser L.L.C., as amended, the consent of the Supporting Noteholders (as defined therein) must be obtained.

SCHEDULE 5.6

EXHIBIT A
TO SECOND LIEN PLEDGE AND SECURITY AGREEMENT

PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR], a [NAME OF STATE OF INCORPORATION] [corporation] (the “Grantor”) pursuant to the Second Lien Pledge and Security Agreement, dated as of August [    ], 2014 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among Alion Science and Technology Corporation, the other Grantors named therein and Wilmington Trust, National Association, as the Collateral Agent.  Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of Grantor’s right, title and interest in, to and under all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located.  Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required to be provided pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

THIS PLEDGE SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

[NAME OF GRANTOR]

By:
Name:
Title:

EXHIBIT A-1

SUPPLEMENT TO SCHEDULE 5.1
TO SECOND LIEN PLEDGE AND SECURITY AGREEMENT

Additional Information:

GENERAL INFORMATION

(A)                              Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business and Organizational Identification Number of Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#

(B)                               Other Names (including any Trade Name or Fictitious Business Name) under which Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name

(C)                               Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business and Corporate Structure within past five years:

Grantor	Date of Change	Description of Change

(D)                               Agreements pursuant to which Grantor is bound as debtor within past five years:

Grantor	Description of Agreement

EXHIBIT A-2

SUPPLEMENT TO SCHEDULE 5.2
TO SECOND LIEN PLEDGE AND SECURITY AGREEMENT

COLLATERAL IDENTIFICATION

I.                                        INVESTMENT RELATED PROPERTY

(A)                               Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	Percentage of Outstanding Stock of the Stock Issuer

(B)                               Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interests of the Limited Liability Company

(C)                               Pledged Partnership Interests:

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Partnership Interests of the Partnership

EXHIBIT A-3

(D)                               Trust Interests or other Equity Interests not listed above:

Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Trust Interests of the Trust

(E)                                Pledged Debt:

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date

(F)                                 Securities Account:

Grantor	Share of Securities Intermediary	Account Number	Account Name

(G)                               Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name

(H)                              Commodity Contracts and Commodity Accounts:

Grantor	Name of Commodity Intermediary	Account Number	Account Name

II.                                   INTELLECTUAL PROPERTY

(A)                               Copyrights

Grantor	Jurisdiction	Title of Work	Registration Number (if any)	Registration Date (if any)

EXHIBIT A-4

(B)                               Copyright Licenses

Grantor	Description of Copyright License	Registration Number (if any) of underlying Copyright	Name of Licensor

(C)                               Patents

Grantor	Jurisdiction	Title of Patent	Patent Number/(Application Number)	Issue Date/(Filing Date)

(D)                               Patent Licenses

Grantor	Description of Patent License	Patent Number of underlying Patent	Name of Licensor

(E)                                Trademarks

Grantor	Jurisdiction	Trademark	Registration Number/(Serial Number)	Registration Date/(Filing Date)

(F)                                 Trademark Licenses

Grantor	Description of Trademark License	Registration Number of underlying Trademark	Name of Licensor

(G)                               Trade Secret Licenses

EXHIBIT A-5

III.                              COMMERCIAL TORT CLAIMS

Grantor	Commercial Tort Claims

IV.                               LETTER OF CREDIT RIGHTS

Grantor	Description of Letters of Credit

V.                                    WAREHOUSEMAN, BAILEES AND OTHER THIRD PARTIES IN POSSESSION OF COLLATERAL

Grantor	Description of Property	Name and Address of Third Party

VI.                               MATERIAL CONTRACTS

Grantor	Description of Material Contract

EXHIBIT A-6

SUPPLEMENT TO SCHEDULE 5.4 TO
SECOND LIEN PLEDGE AND SECURITY AGREEMENT

Financing Statements:

Grantor	Filing Jurisdiction(s)

EXHIBIT A-7

SUPPLEMENT TO SCHEDULE 5.6 TO
SECOND LIEN PLEDGE AND SECURITY AGREEMENT

EXHIBIT A-8

EXHIBIT B
TO SECOND LIEN PLEDGE AND SECURITY AGREEMENT

UNCERTIFICATED SECURITIES CONTROL AGREEMENT

This Uncertificated Securities Control Agreement (this “Agreement”) dated as of [                  ], 20[    ] among [                                ] (the “Pledgor”), Wilmington Trust, National Association, as collateral agent for the Secured Parties, (together with its successors and assigns in such capacity, the “Collateral Agent”) and [                        ], a [                ] [corporation] (the “Issuer”).  Capitalized terms used but not defined herein shall have the meaning assigned in the Second Lien Pledge and Security Agreement dated [as of the date hereof], among the Pledgor, the other Grantors party thereto and the Collateral Agent (the “Security Agreement”).  All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1.  Registered Ownership of Shares.  The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of [                    ] shares of the Issuer’s [common] stock (the “Pledged Shares”) and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Collateral Agent.

Section 2.  Instructions.  If at any time the Issuer shall receive instructions originated by the Collateral Agent relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person.

Section 3.  Additional Representations and Warranties of the Issuer.  The Issuer hereby represents and warrants to the Collateral Agent:

(a)                                 It has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person; and

(b)                                 It has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Pledgor or the Collateral Agent purporting to limit or condition the obligation of the Issuer to comply with instructions as set forth in Section 2 hereof.

(c)                                  Except for the claims and interest of the Collateral Agent and of the Pledgor in the Pledged Shares, the Issuer does not know of any claim to, or interest in, the Pledged Shares.  If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Collateral Agent and the Pledgor thereof.

(d)                                 This Agreement is the valid and legally binding obligation of the Issuer.

Section 4.  Choice of Law.  THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

EXHIBIT B-1

Section 5.  Conflict with Other Agreements.  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.  No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

Section 6.  Voting Rights.  Until such time as the Collateral Agent shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Shares.

Section 7.  Successors; Assignment.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law.  The Collateral Agent may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.

Section 8.  Indemnification of Issuer.  The Pledgor and the Collateral Agent hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer’s negligence and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, in each case except to the extent that such arises from the Issuer’s gross negligence or willful misconduct, until the termination of this Agreement.

Section 9.  Notices.  Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two Business Days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:	[Name and Address of Pledgor]
Attention: [ ]
Telecopier: [ ]

Collateral Agent:	Wilmington Trust, National Association
Attention: [ ]
Telecopier: [ ]

Issuer:	[Insert Name and Address of Issuer]
Attention: [ ]
Telecopier: [ ]

Any party may change its address for notices in the manner set forth above.

Section 10.  Termination.  The obligations of the Issuer to the Collateral Agent pursuant to this Agreement shall continue in effect until the security interests of the Collateral Agent in the Pledged Shares have been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Issuer of such termination in writing.  The Collateral Agent

EXHIBIT B-2

agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the request of the Pledgor on or after the termination of the Collateral Agent’s security interest in the Pledged Shares pursuant to the terms of the Security Agreement.  The termination of this Agreement shall not terminate the Pledged Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.

Section 11.  Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.  Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

[NAME OF PLEDGOR],
as Pledgor

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

[NAME OF ISSUER],
as Issuer

By:
Name:
Title:

EXHIBIT B-3

Exhibit A

[Letterhead of Collateral Agent]

[Date]

[Name and Address of Issuer]
Attention: [                             ]

Re:  Termination of Control Agreement

You are hereby notified that the Uncertificated Securities Control Agreement between you, [Name of Pledgor] (the “Pledgor”) and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement.  Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Uncertificated Control Agreement) from the Pledgor.  This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Pledgor pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to the Pledgor.

Very truly yours,

Wilmington Trust, National Association,
as Collateral Agent

By:
Name:
Title:

EXHIBIT B-4

EXHIBIT C
TO SECOND LIEN PLEDGE AND SECURITY AGREEMENT

[FORM OF] SECOND LIEN TRADEMARK SECURITY AGREEMENT

This SECOND LIEN TRADEMARK SECURITY AGREEMENT, dated as of [                    ], 20[    ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Wilmington Trust, National Association, as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”).

WHEREAS, the Grantors are party to a Second Lien Pledge and Security Agreement dated as of August [    ], 2014 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) between each of the Grantors and the other grantors party thereto and the Collateral Agent pursuant to which the Grantors granted a security interest to the Collateral Agent in the Trademark Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1.                         Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2.                         Grant of Security Interest in Trademark Collateral

SECTION 2.1                  Grant of Security.  Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (collectively, the “Trademark Collateral”):

all United States, and foreign trademarks, trade names, trade dress, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, whether or not registered, and with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications listed in Schedule A attached hereto, (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to the related goodwill, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

EXHIBIT C-1

SECTION 2.2                  Certain Limited Exclusions.  Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include or the security interest granted under Section 2.1 hereof attach to any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law.

SECTION 3.                         Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement or the Intercreditor Agreement, the provisions of the Pledge and Security Agreement or the Intercreditor Agreement, as applicable, shall control.

SECTION 4.                         Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 5.                         Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

[Remainder of page intentionally left blank]

EXHIBIT C-2

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

[NAME OF GRANTOR]

By:
Name:
Title:

[ADD SIGNATURE BLOCKS FOR ANY OTHER GRANTORS]

EXHIBIT C-3

Accepted and Agreed:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

EXHIBIT C-4

SCHEDULE A
to
TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND APPLICATIONS

Mark	Serial No.	Filing Date	Registration No.	Registration Date

EXHIBIT C-5

EXHIBIT D
TO SECOND LIEN PLEDGE AND SECURITY AGREEMENT

[FORM OF] SECOND LIEN PATENT SECURITY AGREEMENT

This SECOND LIEN PATENT SECURITY AGREEMENT, dated as of [                    ], 20[    ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Wilmington Trust, National Association, as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”).

WHEREAS, the Grantors are party to a Second Lien Pledge and Security Agreement dated as of August [    ], 2014 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) between each of the Grantors and the other grantors party thereto and the Collateral Agent pursuant to which the Grantors granted a security interest to the Collateral Agent in the Patent Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:

SECTION. 1.  Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2.  Grant of Security Interest

Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (collectively, the “Patent Collateral”):

all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, without limitation: (i) each patent and patent application listed in Schedule A attached hereto, (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all patentable inventions and improvements thereto, (iv) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

SECTION 3.                         Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and

EXHIBIT D-1

remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement or the Intercreditor Agreement, the provisions of the Pledge and Security Agreement or the Intercreditor Agreement, as applicable, shall control.

SECTION 4.                         Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 5.                         Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

[Remainder of page intentionally left blank]

EXHIBIT D-2

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

[NAME OF GRANTOR]

By:
Name:
Title:

[ADD SIGNATURE BLOCKS FOR ANY OTHER GRANTORS]

EXHIBIT D-3

Accepted and Agreed:

Wilmington Trust, National Association,
as Collateral Agent

By:
Name:
Title:

EXHIBIT D-4

SCHEDULE A
to
PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

Title	Application No.	Filing Date	Patent No.	Issue Date

EXHIBIT D-5

EXHIBIT E
TO SECOND LIEN PLEDGE AND SECURITY AGREEMENT

[FORM OF] SECOND LIEN COPYRIGHT SECURITY AGREEMENT

This SECOND LIEN COPYRIGHT SECURITY AGREEMENT, dated as of [                    ], 20[    ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Wilmington Trust, National Association, as collateral agent for the Secured Parties in such capacity, together with its successors and permitted assigns, the “Collateral Agent”).

WHEREAS, the Grantors are party to a Second Lien Pledge and Security Agreement dated as of August [    ], 2014 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) between each of the Grantors and the other grantors party thereto and the Collateral Agent pursuant to which the Grantors granted a security interest to the Collateral Agent in the Copyright Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1.                         Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2.                         Grant of Security Interest

Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following (except to the extent constituting an Excluded Asset), in each case whether now owned or existing or hereafter acquired, developed, created or arising and wherever located (collectively, the “Copyright Collateral”):

(a)                                 all United States, and foreign copyrights, including but not limited to copyrights in software, databases, designs (including but not limited to industrial designs, Protected Designs within the meaning of 17 U.S.C. 1301 et. seq. and Community designs), and Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, as well as moral rights, reversionary interests, and termination rights, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications listed in Schedule A attached hereto, (ii) all extensions and renewals thereof, (iii) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world; and

EXHIBIT E-1

(b)                                 any and all agreements, licenses and covenants providing for the granting of any exclusive right to such Grantor in or to any registered Copyright including, without limitation, each agreement required to be listed in Schedule A attached hereto, and the right to sue or otherwise recover for past, present and future infringement or other violation or impairment thereof, including the right to receive all Proceeds therefrom, including without limitation license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto.

SECTION 3.                         Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement or the Intercreditor Agreement, the provisions of the Pledge and Security Agreement or the Intercreditor Agreement, as applicable, shall control.

SECTION 4.                         Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 5.                         Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

EXHIBIT E-2

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

[NAME OF GRANTOR]

By:
Name:
Title:

[ADD SIGNATURE BLOCKS FOR ANY OTHER GRANTORS]

EXHIBIT E-3

Accepted and Agreed:

Wilmington Trust, National Association,
as Collateral Agent

By:
Name:
Title:

EXHIBIT E-4

SCHEDULE A
to
COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND APPLICATIONS

Title	Application No.	Filing Date	Registration No.	Registration Date

EXCLUSIVE COPYRIGHT LICENSES

Description of Copyright License	Name of Licensor	Registration Number of underlying Copyright

EXHIBIT E-5